© 2025 Wells Fargo Bank, N.A. All rights reserved. 1Q25 Financial Results April 11, 2025 Exhibit 99.3

21Q25 Financial Results 1Q25 results Financial Results ROE: 11.5% ROTCE: 13.6%1 Efficiency ratio: 69%2 Credit Quality Capital and Liquidity CET1 ratio: 11.1%5 LCR: 125%6 TLAC ratio: 25.1%7 • Provision for credit losses4 of $932 million – Total net loan charge-offs of $1.0 billion, down $140 million, with net loan charge-offs of 0.45% of average loans (annualized) – Allowance for credit losses for loans of $14.6 billion, down 2% • Common Equity Tier 1 (CET1) capital5 of $135.6 billion • CET1 ratio5 of 11.1% under the Standardized Approach • Liquidity coverage ratio (LCR)6 of 125% • Net income of $4.9 billion, or $1.39 per diluted common share, included: • Revenue of $20.1 billion, down 3% – Net interest income of $11.5 billion, down 6% – Noninterest income of $8.7 billion, up slightly • Noninterest expense of $13.9 billion, down 3% • Pre-tax pre-provision profit3 of $6.3 billion, down 4% • Effective income tax rate of 9.6% and included $313 million of discrete tax benefits • Average loans of $908.2 billion, down 2% • Average deposits of $1.3 trillion, down slightly Comparisons in the bullet points are for 1Q25 versus 1Q24, unless otherwise noted. Endnotes are presented starting on page 17. ($ in millions, except EPS) Pre-tax Income EPS Discrete tax benefits related to the resolution of prior period matters $313 $0.09 Gain on the previously announced sale of the non-agency third party servicing segment of our commercial mortgage servicing business 263 0.06 Losses on debt securities related to a repositioning of the investment portfolio (149) (0.03)

31Q25 Financial Results 1Q25 earnings Quarter ended $ Change from $ in millions, except per share data 1Q25 4Q24 1Q24 4Q24 1Q24 Net interest income $11,495 11,836 12,227 ($341) (732) Noninterest income 8,654 8,542 8,636 112 18 Total revenue 20,149 20,378 20,863 (229) (714) Net charge-offs 1,009 1,188 1,157 (179) (148) Change in the allowance for credit losses (77) (93) (219) 16 142 Provision for credit losses1 932 1,095 938 (163) (6) Noninterest expense 13,891 13,900 14,338 (9) (447) Pre-tax income 5,326 5,383 5,587 (57) (261) Income tax expense 522 120 964 402 (442) Effective income tax rate (%) 9.6% 2.3 17.3 733 bps (763) Net income $4,894 5,079 4,619 ($185) 275 Diluted earnings per common share $1.39 1.43 1.20 ($0.04) 0.19 Diluted average common shares (# mm) 3,321.6 3,360.7 3,600.1 (39) (279) Return on equity (ROE) 11.5% 11.7 10.5 (26) bps 103 Return on average tangible common equity (ROTCE)2 13.6 13.9 12.3 (32) 122 Efficiency ratio 69 68 69 73 22 Endnotes are presented starting on page 17.

41Q25 Financial Results Net Interest Income ($ in millions) 12,227 11,923 11,690 11,836 11,495 Net Interest Margin (NIM) on a taxable-equivalent basis 1Q24 2Q24 3Q24 4Q24 1Q25 2.67% Net interest income • Net interest income down $732 million, or 6%, from 1Q24 driven by the impact of lower interest rates on floating rate assets, deposit mix and pricing changes, lower loan balances, and one fewer day in the quarter, partially offset by lower market funding • Net interest income down $341 million, or 3%, from 4Q24 driven by two fewer days in the quarter and the impact of lower interest rates on floating rate assets, partially offset by deposit pricing, lower market funding, and higher commercial loan balances 2.81% 2.75% 2.67% 2.70% 1 Endnotes are presented starting on page 17.

# Loans and deposits

WELLS FARGO



Average Loans Outstanding ($ in billions)
928.1
917.0
910.3
906.4
908.2
386.0
382.2
379.7
378.1
375.0
6.38%
6.40%
6.41%
6.16%
5.96%
542.1
534.8
530.6
528.3
533.2
1Q24
2Q24
3Q24
4Q24
1Q25
Total Average Loan Yield
Consumer Loans
Commercial Loans

- Average loans down 2% year-over-year (YoY) driven by declines in commercial real estate and residential mortgage loans; up $1.8 billion from 4Q24 driven by commercial & industrial loans
- Total average loan yield of 5.96%, down 42 bps YoY and down 20 bps from 4Q24 reflecting the impact of lower interest rates
- Period-end loans down $9.0 billion, or 1%, YoY and up $1.1 billion from 4Q24

**Period-End Loans Outstanding** *($ in billions)*

| | 1Q25 | vs 4Q24 | vs 1Q24 |
|---|---|---|---|
| Commercial | $540.7 | 1 % | — % |
| Consumer | 373.1 | (1) | (3) |
| **Total loans** | **$913.8** | **— %** | **(1)%** |



Average Deposits ($ in billions)
1,341.6
1,346.5
1,341.7
1,353.8
1,339.3
119.6
111.1
92.6
72.5
50.5
101.5
102.8
108.0
118.3
123.4
183.3
187.5
194.3
205.1
203.9
164.0
166.9
173.2
184.3
182.9
773.2
778.2
773.6
773.6
778.6
1Q24
2Q24
3Q24
4Q24
1Q25
Corporate
Wealth and Investment Management
Corporate and Investment Banking
Commercial Banking
Consumer Banking and Lending

- Average deposits down $2.3 billion YoY; down 1% from 4Q24 on a reduction in higher cost CDs issued by Corporate Treasury and declines in wholesale deposits, partially offset by higher consumer deposits
- Period-end deposits down 2% YoY and down 1% from 4Q24

**Period-End Deposits** *($ in billions)*

| | 1Q25 | vs 4Q24 | vs 1Q24 |
|---|---|---|---|
| Consumer Banking and Lending | $798.8 | 2 % | 1 % |
| Commercial Banking | 181.5 | (4) | 8 |
| Corporate and Investment Banking | 209.2 | (2) | 7 |
| Wealth and Investment Management | 124.6 | (2) | 22 |
| Corporate | 47.6 | (20) | (61) |
| **Total deposits** | **$1,361.7** | **(1)%** | **(2)%** |
| **Average deposit cost** | **1.58 %** | **(0.15)** | **(0.16)** |

1Q25 Financial Results
5

# Noninterest income


Noninterest Income ($ in millions)
8,636
8,766
8,676
8,542
8,654
2,957
3,029
3,109
3,201
3,174
1,597
1,618
1,675
1,625
1,633
1,454
1,442
1,438
950
1,373
627
641
672
725
775
1,061
1,101
1,096
1,084
1,044
940
935
686
957
655
1Q24
2Q24
3Q24
4Q24
1Q25
Investment advisory fees and brokerage commissions[1]
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees
All other[2]

- Noninterest income stable with 1Q24
  - Investment advisory fees and brokerage commissions[1] up $217 million, or 7%, driven by higher asset-based fees reflecting higher market valuations
  - Net gains from trading activities down $81 million, or 6%, and included lower revenue from credit trading and mortgage trading, partially offset by higher commodities trading and FX revenue
  - Investment banking fees up $148 million, or 24%, on increased activity in debt capital markets
  - All other[2] down $285 million and included:
    - $361 million lower net equity gains (losses) driven by lower results from our venture capital investments
    - $149 million of losses on debt securities related to a repositioning of the investment portfolio
    - $263 million gain on sale of our commercial non-agency third party servicing business
- Noninterest income up $112 million, or 1%, from 4Q24
  - Net gains from trading activities up 45% reflecting higher customer activity across most asset classes, as well as seasonality; 4Q24 also included an $(85) million impact from the change to incorporate funding valuation adjustments (FVA) on derivatives
  - Investment banking fees up $50 million, or 7%, on increased activity in debt capital markets
  - All other[2] down $302 million driven by lower results from our venture capital investments

Endnotes are presented starting on page 17.

1Q25 Financial Results

6

# Noninterest expense

WELLS FARGO



Noninterest Expense ($ in millions)
14,338
633
284
9,492
3,929
13,293
493
52
8,575
4,173
13,067
293
8,591
4,246
(63)
13,900
338
647[1]
8,424[1]
4,521
(30)
13,891
143
23
9,474
4,251
1Q24
2Q24
3Q24
4Q24
1Q25
Operating Losses
FDIC Special Assessment
Personnel Expense
Non-personnel Expense

**Headcount** *(Period-end, '000s)*

| 1Q24 | 2Q24 | 3Q24 | 4Q24 | 1Q25 |
|---|---|---|---|---|
| 225 | 223 | 220 | 218 | 215 |

- Noninterest expense down $447 million, or 3%, from 1Q24
  - Operating losses down $490 million
  - FDIC special assessment[2] down $261 million
  - Personnel expense down $18 million on the impact of efficiency initiatives, partially offset by higher revenue-related compensation expense and higher retirement-eligible employee stock compensation expense
  - Non-personnel expense up $322 million, or 8%, and included higher technology and equipment expense and occupancy expense, partially offset by the impact of efficiency initiatives
- Noninterest expense stable with 4Q24
  - Operating losses down $195 million
  - Personnel expense up $403 million on seasonal personnel expense and annual merit increases
  - Non-personnel expense down $270 million, or 6%, and included lower professional and outside services expense, advertising and promotion expense, and technology and equipment expense

Endnotes are presented starting on page 17.

1Q25 Financial Results

7

# Credit quality: net loan charge-offs

WELLS FARGO

**Provision for Credit Losses[1] and Net Loan Charge-offs** *($ in millions)*


938
1,149
1,236
1,301
1,065
1,111
1,095
1,211
932
1,009
0.50%
0.57%
0.49%
0.53%
0.45%
1Q24
2Q24
3Q24
4Q24
1Q25
Provision for Credit Losses1
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs down $192 million to 16 bps of average loans (annualized) reflecting a $166 million decrease in commercial real estate (CRE) net loan charge-offs
  - CRE net loan charge-offs of $95 million, or 28 bps of average loans (annualized), predominantly driven by CRE office net loan charge-offs
- Consumer net loan charge-offs down $10 million to 86 bps of average loans (annualized) on a decline in auto and other consumer net loan charge-offs, partially offset by an increase in credit card net loan charge-offs reflecting seasonality
- Nonperforming assets of $8.2 billion, up $289 million, or 4%, primarily driven by a $206 million increase in commercial & industrial nonaccrual loans

Comparisons in the bullet points are for 1Q25 versus 4Q24. Endnotes are presented starting on page 17.

1Q25 Financial Results
8

# Credit quality: allowance for credit losses for loans

WELLS FARGO

**Allowance for Credit Losses for Loans** *($ in millions)*


14,862
6,545
1.61%
8,317
14,789
6,553
1.61%
8,236
14,739
6,647
1.62%
8,092
14,636
6,690
1.60%
7,946
14,552
6,622
1.59%
7,930
1Q24
2Q24
3Q24
4Q24
1Q25
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses (ACL) for loans down $84 million reflecting a lower allowance for commercial real estate loans on lower loan balances, partially offset by a higher allowance for commercial and industrial loans
  - Allowance coverage for total loans down 2 bps from 1Q24 and down 1 bp from 4Q24
- CRE office ACL of $2.1 billion, down $191 million
  - CRE office ACL as a % of loans of 7.9%, down from 8.3%
    - Corporate and Investment Banking (CIB) CRE office ACL as a % of loans of 11.2%, down from 12.0%

**CRE Allowance for Credit Losses (ACL) and Nonaccrual Loans, as of 3/31/25**

| *($ in millions)* | Allowance for Credit Losses | Loans Outstanding | ACL as a % of Loans | Nonaccrual Loans |
|---|---|---|---|---|
| CIB CRE Office | $1,869 | 16,619 | 11.2% | $2,730 |
| All other CRE Office | 225 | 9,796 | 2.3 | 167 |
| **Total CRE Office** | **2,094** | **26,415** | **7.9** | **2,897** |
| All other CRE | 1,271 | 107,620 | 1.2 | 939 |
| **Total CRE** | **$3,365** | **134,035** | **2.5%** | **$3,836** |

- CRE nonaccrual loans of $3.8 billion, up $65 million, or 2%, and included a $239 million decrease in CRE office nonaccrual loans

Comparisons in the bullet points are for 1Q25 versus 4Q24, unless otherwise noted.

1Q25 Financial Results
9

# Capital and liquidity

WELLS FARGO

**Common Equity Tier 1 Ratio under the Standardized Approach**[1]



11.2%
11.0%
11.3%
11.1%
11.1%
9.8% Regulatory Minimum and Buffers[2]
1Q24
2Q24
3Q24
4Q24
1Q25 Estimated

**Capital Position**

- Common Equity Tier 1 (CET1) ratio[1] of 11.1% at March 31, 2025
- CET1 ratio down 10 bps from 1Q24 and stable with 4Q24
  - An increase in accumulated other comprehensive income driven by lower interest rates had a 14 bps impact on the CET1 ratio versus 4Q24

**Capital Return**

- $3.5 billion in gross common stock repurchases, or 44.5 million shares, in 1Q25; period-end common shares outstanding down 240.0 million, or 7%, from 1Q24
- 1Q25 common stock dividend of $0.40 per share with $1.3 billion in common stock dividends paid

**Total Loss Absorbing Capacity (TLAC)**

- As of March 31, 2025, our TLAC as a percentage of total risk-weighted assets[3] was 25.1% compared with the required minimum of 21.5%

**Liquidity Position**

- Strong liquidity position with a 1Q25 LCR[4] of 125% which remained above our regulatory minimum of 100%

Endnotes are presented starting on page 17.

1Q25 Financial Results

10

# Consumer Banking and Lending (CBL)

WELLS FARGO

**Summary Financials**

| *$ in millions (mm)* | 1Q25 | vs. 4Q24 | vs. 1Q24 |
|---|---|---|---|
| Revenue by line of business: | | | |
| Consumer, Small and Business Banking (CSBB) | $5,981 | ($86) | (111) |
| Consumer Lending: | | | |
| Home Lending | 866 | 12 | 2 |
| Credit Card | 1,524 | 35 | 28 |
| Auto | 237 | (26) | (63) |
| Personal Lending | 305 | (2) | (34) |
| **Total revenue** | **8,913** | **(67)** | **(178)** |
| Provision for credit losses | 739 | (172) | (49) |
| Noninterest expense | 5,928 | 3 | (96) |
| Pre-tax income | 2,246 | 102 | (33) |
| **Net income** | **$1,689** | **$87** | **(17)** |

**Selected Metrics and Average Balances**

| *$ in billions* | 1Q25 | 4Q24 | 1Q24 |
|---|---|---|---|
| Return on allocated capital[1] | 14.5 % | 13.4 | 14.5 |
| Efficiency ratio[2] | 67 | 66 | 66 |
| Average loans | $318.1 | 321.4 | 329.7 |
| Average deposits | 778.6 | 773.6 | 773.2 |
| Retail bank branches *(#, period-end)* | 4,155 | 4,177 | 4,247 |
| Mobile active customers[3] *(# in mm, period-end)* | 31.8 | 31.4 | 30.5 |

- Total revenue down 2% YoY and down 1% from 4Q24
  - CSBB down 2% YoY driven by lower net interest income; down 1% from 4Q24 on lower net interest income and seasonally lower debit card fees
  - Credit Card up 2% YoY reflecting higher loan balances, partially offset by lower card fees
  - Auto down 21% YoY and down 10% from 4Q24 driven by lower loan balances and loan spread compression
  - Personal Lending down 10% YoY driven by lower loan balances
- Noninterest expense down 2% YoY reflecting lower operating losses and the impact of efficiency initiatives, partially offset by higher branch personnel expense and occupancy expense, reflecting investments in our branch network

**Other Selected Metrics**

| *$ in billions* | 1Q25 | 4Q24 | 1Q24 |
|---|---|---|---|
| Debit card purchase volume[4] | $126.0 | 131.0 | 121.5 |
| Average Home Lending loans | 205.5 | 207.8 | 214.3 |
| Mortgage loan originations | 4.4 | 5.9 | 3.5 |
| Average Credit Card loans | 50.1 | 50.2 | 46.4 |
| Credit Card purchase volume[4] | 42.5 | 45.1 | 39.1 |
| Credit Card new accounts *(# in thousands)* | 554 | 486 | 651 |
| Average Auto loans | $42.5 | 43.0 | 47.6 |
| Auto loan originations | 4.6 | 5.0 | 4.1 |

Endnotes are presented starting on page 17.

1Q25 Financial Results

11

121Q25 Financial Results Commercial Banking (CB) • Total revenue down 7% YoY and down 8% from 4Q24 – Net interest income down 13% YoY driven by the impact of lower interest rates, partially offset by lower deposit pricing and higher deposit balances; down 12% from 4Q24 driven by the impact of lower interest rates, partially offset by lower deposit pricing – Noninterest income up 8% YoY on higher treasury management fees, higher revenue from tax credit investments, and an increase in investment banking fees, partially offset by lower results from equity investments • Noninterest expense down 1% YoY; up 10% from 4Q24 driven by seasonal personnel expenses and higher operating costs Summary Financials $ in millions 1Q25 vs. 4Q24 vs. 1Q24 Earnings Net interest income $1,977 ($271) (301) Noninterest income 948 25 74 Total revenue 2,925 (246) (227) Provision for credit losses 187 154 44 Noninterest expense 1,670 145 (9) Pre-tax income 1,068 (545) (262) Net income $794 ($409) (192) Selected Metrics 1Q25 4Q24 1Q24 Return on allocated capital 11.4% 17.4 14.3 Efficiency ratio 57 48 53 Average balances ($ in billions) Loans $223.8 221.8 223.9 Deposits 182.9 184.3 164.0

# Corporate and Investment Banking (CIB)

WELLS FARGO

**Summary Financials**

| *$ in millions* | 1Q25 | vs. 4Q24 | vs. 1Q24 |
|---|---|---|---|
| Revenue by line of business: | | | |
| Banking: | | | |
| Lending | $618 | ($73) | (63) |
| Treasury Management and Payments | 618 | (26) | (68) |
| Investment Banking | 534 | 43 | 60 |
| Total Banking | 1,770 | (56) | (71) |
| Commercial Real Estate | 1,449 | 175 | 226 |
| Markets: | | | |
| Fixed Income, Currencies and Commodities (FICC) | 1,382 | 203 | 23 |
| Equities | 448 | 63 | (2) |
| Credit Adjustment (CVA/DVA/FVA) and Other | (3) | 68 | (22) |
| Total Markets | 1,827 | 334 | (1) |
| Other | 18 | (2) | (72) |
| **Total revenue** | **5,064** | **451** | **82** |
| Provision for credit losses | — | (205) | (5) |
| Noninterest expense | 2,476 | 176 | 146 |
| Pre-tax income | 2,588 | 480 | (59) |
| **Net income** | **$1,941** | **$361** | **(40)** |

**Selected Metrics**

| | 1Q25 | 4Q24 | 1Q24 |
|---|---|---|---|
| Return on allocated capital | 17.0 % | 13.4 | 17.2 |
| Efficiency ratio | 49 | 50 | 47 |

- Total revenue up 2% YoY and up 10% from 4Q24
  - Banking revenue down 4% YoY driven by the impact of lower interest rates, partially offset by lower deposit pricing and higher investment banking revenue on increased activity in debt capital markets
  - Commercial Real Estate revenue up 14% from 4Q24 driven by the $263 million gain on sale of our non-agency third party servicing business, as well as higher revenue in our low-income housing business and increased capital markets activity, partially offset by the impact of lower loan balances and interest rates
  - Markets revenue up 22% from 4Q24 reflecting seasonality and higher trading activity across most asset classes
- Noninterest expense up 6% YoY driven by higher operating costs and incentive compensation expense, partially offset by the impact of efficiency initiatives; up 8% from 4Q24 driven by seasonal personnel expense

**Average Balances** *($ in billions)*

| **Loans by line of business** | **1Q25** | **4Q24** | **1Q24** |
|---|---|---|---|
| Banking | $86.5 | 85.7 | 90.9 |
| Commercial Real Estate | 117.4 | 119.4 | 131.7 |
| Markets | 73.4 | 68.8 | 60.6 |
| Total loans | $277.3 | 273.9 | 283.2 |
| Deposits | 203.9 | 205.1 | 183.3 |
| Trading-related assets | 268.3 | 252.7 | 201.2 |

1Q25 Financial Results

13

141Q25 Financial Results Wealth and Investment Management (WIM) Summary Financials $ in millions 1Q25 vs. 4Q24 vs. 1Q24 Net interest income $826 ($30) (43) Noninterest income 3,048 (54) 175 Total revenue 3,874 (84) 132 Provision for credit losses 11 38 8 Noninterest expense 3,360 53 130 Pre-tax income 503 (175) (6) Net income $392 ($116) 11 Selected Metrics $ in billions 1Q25 4Q24 1Q24 Return on allocated capital 23.6% 30.2 22.7 Efficiency ratio 87 84 86 Average loans $84.3 83.6 82.5 Average deposits 123.4 118.3 101.5 Client assets Advisory assets 980 998 939 Other brokerage assets and deposits 1,253 1,295 1,247 Total client assets $2,233 2,293 2,186 • Total revenue up 4% YoY and down 2% from 4Q24 – Net interest income down 5% YoY driven by higher deposit costs, partially offset by higher deposit and loan balances; down 4% from 4Q24 driven by the impact of lower interest rates – Noninterest income up 6% YoY on higher asset-based fees driven by an increase in market valuations; down 2% from 4Q24 largely due to lower asset-based fees • Noninterest expense up 4% YoY on higher revenue-related compensation, partially offset by the impact of efficiency initiatives; up 2% from 4Q24 driven by seasonal personnel expense

151Q25 Financial Results Corporate • Revenue decreased YoY reflecting lower results from our venture capital investments and higher net losses on debt securities related to a repositioning of the investment portfolio • Noninterest expense down YoY reflecting lower FDIC assessments, as 1Q24 included a $284 million FDIC special assessment, and lower operating losses Summary Financials $ in millions 1Q25 vs. 4Q24 vs. 1Q24 Net interest income $36 $300 4 Noninterest income (213) (581) (504) Total revenue (177) (281) (500) Provision for credit losses (5) 22 (4) Noninterest expense 457 (386) (618) Pre-tax loss (629) 83 122 Income tax benefit (615) 465 (298) Less: Net loss from noncontrolling interests (92) (274) (93) Net income $78 ($108) 513

161Q25 Financial Results Outlook Expect 2025 net interest income to be ~1% to 3% higher than in 2024, unchanged from prior guidance • Net interest income performance will ultimately be determined by a variety of factors, many of which are uncertain, including the absolute level of rates and the shape of the yield curve; deposit balances, mix and pricing; and loan demand Net Interest Income Noninterest Expense Expect 2025 noninterest expense to be ~$54.2 billion, unchanged from prior guidance

171Q25 Financial Results Endnotes Page 2 – 1Q25 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 19. 2. The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income). 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and other financial assets. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 20 for additional information regarding CET1 capital and ratios. CET1 for March 31, 2025, is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR for March 31, 2025, is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC for March 31, 2025, is a preliminary estimate. Page 3 – 1Q25 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 19. Page 4 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. Page 6 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. All other includes mortgage banking, net losses from debt securities, net gains (losses) from equity securities, lease income, and other. Page 7 – Noninterest expense 1. 4Q24 total personnel expense of $9.1 billion included $647 million of severance expense. 2. Federal Deposit Insurance Corporation (FDIC) special assessment expense reflects updates provided by the FDIC on losses to the deposit insurance fund.

181Q25 Financial Results Page 8 – Credit quality: net loan charge-offs 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 10 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 ratio. See page 20 for additional information regarding CET1 capital and ratios. 1Q25 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer of 3.80%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 1Q25 LCR is a preliminary estimate. Page 11 – Consumer Banking and Lending 1. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 2. Efficiency ratio is segment noninterest expense divided by segment total revenue. 3. Mobile active customers is the number of consumer and small business customers who have logged on via a mobile device in the prior 90 days. 4. Reflects combined activity for consumer and small business customers. Endnotes (continued)

# Tangible Common Equity

WELLS FARGO

Wells Fargo & Company and Subsidiaries
**TANGIBLE COMMON EQUITY**

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

| | | | | | | Quarter ended |
|---|---|---|---|---|---|---|
| *($ in millions)* | | **Mar 31, 2025** | Dec 31, 2024 | Sep 30, 2024 | Jun 30, 2024 | Mar 31, 2024 |
| Return on average tangible common equity: | | | | | | |
| Net income applicable to common stock | (A) | **$4,616** | 4,801 | 4,852 | 4,640 | 4,313 |
| Average total equity | | **183,358** | 182,933 | 184,368 | 181,552 | 186,669 |
| Adjustments: | | | | | | |
| Preferred stock | | **(18,608)** | (18,608) | (18,129) | (18,300) | (19,291) |
| Additional paid-in capital on preferred stock | | **145** | 144 | 143 | 145 | 155 |
| Noncontrolling interests | | **(1,894)** | (1,803) | (1,748) | (1,743) | (1,710) |
| Average common stockholders' equity | (B) | **163,001** | 162,666 | 164,634 | 161,654 | 165,823 |
| Adjustments: | | | | | | |
| Goodwill | | **(25,135)** | (25,170) | (25,172) | (25,172) | (25,174) |
| Certain identifiable intangible assets (other than MSRs) | | **(69)** | (78) | (89) | (101) | (112) |
| Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) | | **(734)** | (772) | (965) | (965) | (879) |
| Applicable deferred taxes related to goodwill and other intangible assets[1] | | **952** | 945 | 938 | 931 | 924 |
| **Average tangible common equity** | (C) | **$138,015** | 137,591 | 139,346 | 136,347 | 140,582 |
| Return on average common stockholders' equity (ROE) (annualized) | (A)/(B) | **11.5 %** | 11.7 | 11.7 | 11.5 | 10.5 |
| Return on average tangible common equity (ROTCE) (annualized) | (A)/(C) | **13.6** | 13.9 | 13.9 | 13.7 | 12.3 |

1. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

1Q25 Financial Results

19

# Common Equity Tier 1 under Basel III

WELLS FARGO

Wells Fargo & Company and Subsidiaries
**RISK-BASED CAPITAL RATIOS UNDER BASEL III**[1]

| *($ in billions)* | | **Estimated Mar 31, 2025** | Dec 31, 2024 | Sep 30, 2024 | Jun 30, 2024 | Mar 31, 2024 |
|---|---|---|---|---|---|---|
| Total equity | | **$182.9** | 181.1 | 185.0 | 178.1 | 182.7 |
| Adjustments: | | | | | | |
| Preferred stock | | **(18.6)** | (18.6) | (18.6) | (16.6) | (18.6) |
| Additional paid-in capital on preferred stock | | **0.1** | 0.1 | 0.1 | 0.2 | 0.1 |
| Noncontrolling interests | | **(1.8)** | (1.9) | (1.7) | (1.7) | (1.7) |
| Total common stockholders' equity | | **162.6** | 160.7 | 164.8 | 160.0 | 162.5 |
| Adjustments: | | | | | | |
| Goodwill | | **(25.1)** | (25.2) | (25.2) | (25.2) | (25.2) |
| Certain identifiable intangible assets (other than MSRs) | | **(0.1)** | (0.1) | (0.1) | (0.1) | (0.1) |
| Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) | | **(0.7)** | (0.7) | (0.8) | (1.0) | (1.0) |
| Applicable deferred taxes related to goodwill and other intangible assets[2] | | **1.0** | 0.9 | 0.9 | 0.9 | 0.9 |
| Other | | **(2.1)** | (1.0) | (1.3) | (0.4) | (0.4) |
| Common Equity Tier 1 | (A) | **$135.6** | 134.6 | 138.3 | 134.2 | 136.7 |
| Total risk-weighted assets (RWAs) under the Standardized Approach | (B) | **1,223.4** | 1,216.1 | 1,219.9 | 1,219.5 | 1,221.6 |
| Total RWAs under the Advanced Approach | (C) | **1,065.0** | 1,085.0 | 1,089.3 | 1,093.0 | 1,099.6 |
| Common Equity Tier 1 to total RWAs under the Standardized Approach | (A)/(B) | **11.1 %** | 11.1 | 11.3 | 11.0 | 11.2 |
| Common Equity Tier 1 to total RWAs under the Advanced Approach | (A)/(C) | **12.7** | 12.4 | 12.7 | 12.3 | 12.4 |

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

1Q25 Financial Results

20

211Q25 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company or any of its businesses, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (viii) future common stock dividends, common share repurchases and other uses of capital; (ix) our targeted range for return on assets, return on equity, and return on tangible common equity; (x) expectations regarding our effective income tax rate; (xi) the outcome of contingencies, such as legal actions; (xii) environmental, social and governance related goals or commitments; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our first quarter 2025 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024.